SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 11, 1999

                        ARCHSTONE COMMUNITIES TRUST
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             (Exact Name of Registrant as Specified in Charter)

       MARYLAND                       1-10272                 74-6056896
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
 of Incorporation)                  File Number)            Identification No.)

7670 South Chester Street
Englewood, CO                                                 80112
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 708-5959
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                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




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Item 5.                    Other Events.

         On February 11, 1999, Archstone Communities Trust (NYSE: ASN) announced that its Board of Trustees authorized the purchase of up to $100 million of the company's outstanding common shares of beneficial interest. At current market prices, this purchase represents approximately 3.6% of the company's outstanding common shares. Archstone plans to repurchase the shares from time to time in open market and privately negotiated transactions, depending on market prices and other conditions.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release, which is incorporated herein by reference.

Item 7.                    Exhibits.

99.1                       Press Release, dated February 11, 1999.








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                              Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 16, 1999                    Archstone Communities Trust


                                              By: /s/ Jeffrey A. Klopf
                                                  --------------------------
                                                  Jeffrey A. Klopf
                                                  Senior Vice President and
                                                    Secretary




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                             EXHIBIT INDEX

Exhibit
Number                     Description
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99.1                       Press Release, dated February 11, 1999



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